UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )
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Filed by a party other than the Registrant ☐
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☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐Definitive Proxy Statement
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PERELLA WEINBERG PARTNERS
(Exact Name of Registrant as Specified in its Charter)

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Your **Vote** Counts!

PERELLA WEINBERG PARTNERS

2025 Annual Meeting
Vote by May 27, 2025
11:59 PM ET

PERELLA WEINBERG PARTNERS
767 FIFTH AVENUE
NEW YORK, NY 10153

V70381-P28175

You invested in PERELLA WEINBERG PARTNERS and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 28, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 28, 2025
10:00 AM, EDT

Virtually at:
www.virtualshareholdermeeting.com/PWP2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect three Class I directors to our Board of Directors. **Nominees:** 01) Andrew Bednar 02) Kristin W. Mugford 03) Joseph R. Perella	For
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
3. To approve, by advisory vote, the compensation of our named executive officers.	For
4. To recommend, by advisory vote, the frequency of of future advisory votes on the compensation of our named executive officers.	3 Years

NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof.

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V70382-P28175